PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

NORTHERN ENGAGE360TM FUND

SUPPLEMENT DATED NOVEMBER 22, 2021 TO

PROSPECTUS AND SAI DATED JULY 31, 2021, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of Maple-Brown Abbott Limited (“MBA”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund effective on or about November 22, 2021, and the appointment of KBI Global Investors (North America), Ltd. (“KBI”) as a new sub-adviser to the Multi-Manager Global Listed Infrastructure Fund effective on or about December 10, 2021. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Multi-Manager Global Listed Infrastructure Fund’s investment adviser, will utilize the services of a transition manager to manage the portion of the Multi-Manager Global Listed Infrastructure Fund previously managed by MBA. All references to MBA in the Prospectus and SAI are hereby deleted.

The Board has also approved the termination of Strategic Global Advisors, LLC (“SGA”) as a sub-adviser to the Northern Engage360TM Fund effective on or about November 22, 2021, and the appointment of Boston Common Asset Management, LLC (“BCAM”) as a new sub-adviser to the Northern Engage360TM Fund effective on or about December 3, 2021. During this sub-adviser transition period, NTI, the Northern Engage360TM Fund’s investment adviser, will utilize the services of a transition manager to manage the portion of the Northern Engage360TM Fund previously managed by SGA. All references to SGA in the Prospectus and SAI are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Listed Infrastructure Fund – Management” on page 183 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser for the Multi-Manager Global Listed Infrastructure Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since September 2012. First Sentier Investors (Australia) IM Ltd, KBI Global Investors (Northern America), Ltd. (effective on or about December 10, 2021), and Lazard Asset Management LLC each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The paragraph under the section entitled “FUND SUMMARIES – Northern Engage360TM Fund – Management” on page 198 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Northern Engage360™ Fund. Christopher E. Vella, CFA, Senior Vice President of NTI, and Jessica K. Hart, Senior Vice President of NTI, are the portfolio managers of the Fund. Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, Boston Common Asset Management, LLC (effective on or about December 3, 2021), EARNEST Partners, LLC, and Mar Vista Investment Partners, LLC each serves as sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Active M / Multi-Manager Funds – Multi-Manager Global Listed Infrastructure Fund” beginning on page 211 of the Prospectus:

KBI GLOBAL INVESTORS (NORTH AMERICA), LTD. (“KBI”). KBI will begin to manage a portion of the Fund effective on or about December 10, 2021. KBI is an Irish domiciled and incorporated institutional asset manager located at 2 Harbourmaster Pl, International Financial Services Centre, Dublin 1, D01 X5P3, Ireland. KBI had approximately $14.9 billion in assets under management as of September 30, 2021. KBI believes that value can be derived by focusing on areas where the bulk of future infrastructure spending will be focused, such as water, clean energy, energy efficiency and food infrastructure; segments of the market that are currently underrepresented in public equity portfolios. KBI’s investment process is fundamentally driven by bottom-up analysis. Top-down macro insights are incorporated into their fair value of stocks. The strategy delivers a thematic global infrastructure portfolio centered on sustainable investing while also providing the benefits of real assets such as low beta, inflation linkage and stable, high dividend income.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

4.	The following is added to the section entitled “FUND MANAGEMENT – Active M / Multi-Manager Funds – Northern Engage360TM Fund” beginning on page 213 of the Prospectus:

BOSTON COMMON ASSET MANAGEMENT, LLC (“BCAM”). BCAM will begin to manage a portion of the Fund effective on or about December 3, 2021. BCAM is a majority women-owned firm, located at 200 State Street, 7th Floor, Boston, MA 02109, that was founded by Geeta Aiyer in 2002. BCAM had approximately $5 billion in assets under management as of September 30, 2021. BCAM employs a comprehensive and repeatable investment process that focuses on quality, appealing valuation relative to growth, and avoids companies with volatile operating performance. BCAM seeks to invest in companies that it believes are positioned to benefit from global sustainable trends that can unlock alpha (i.e., returns in excess of a benchmark) over time.

5.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Listed Infrastructure Fund” on page 96 of the SAI is replaced with the following:

Sub-Advisers
Multi-Manager Global Listed Infrastructure Fund	First Sentier Investors (Australia) IM Ltd (“First Sentier”) KBI Global Investors (North America), Ltd. (“KBI”) Lazard Asset Management LLC (“Lazard”)

6.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Northern Engage360TM Fund” on page 96 of the SAI is replaced with the following:

Sub-Advisers
Northern Engage360™ Fund

Ariel Investments, LLC (“Ariel”)

Aristotle Capital Management, LLC (“Aristotle Capital”)

ARK Investment Management, LLC (“ARK”)

Boston Common Asset Management, LLC (“BCAM”)

EARNEST Partners, LLC (“EARNEST Partners”)

Mar Vista Investment Partners, LLC (“Mar Vista”)

7.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 96 of the SAI:

KBI

KBI, an Irish corporation, is a wholly owned subsidiary of KBI Global Investors Ltd. (“KBIGI”). KBIGI is majority-owned owned by Amundi Asset Management with the remainder held by key management employees. Amundi Asset Management is, in turn, 100% owned by Amundi SA, which is a publicly traded company listed on the French Stock Exchange and which is majority owned by Crédit Agricole S.A. The remaining shares of Amundi SA are held by institutional and retail investors.

BCAM

BCAM is a majority women-owned firm and was founded by Geeta Aiyer in 2002, who remains the largest employee shareholder. Ownership has expanded to 21 employee owners (85% ownership) and one outside strategic partner, Affiliated Managers Group (“AMG”) (15% ownership).

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT SAI&PRO (11/21)